UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2011

CENVEO, INC.

(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 9, 2011, Cenveo, Inc. (the “Company”) issued a press release announcing its results of operations for the third quarter ended October 1, 2011.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information is intended to be furnished under Item 2.02 “Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission Release No. 33-8400.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(c)       Exhibits.

Exhibit Number	Description

99.1	Press Release of Cenveo, Inc. dated November 9, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2011

CENVEO, INC.

By:	s/ Mark S. Hiltwein
Mark S. Hiltwein
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Cenveo, Inc. dated November 9, 2011

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